                                                                    Exhibit 99.3

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2

                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS

                           $502,087,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-HE2



                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER



                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE



                                OCTOBER 6, 2004


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

                                ALTERNATIVE  LIMITED  STATED       NO
FICO SCORE            FULL DOC      DOC        DOC      DOC      INCOME    ALL DOCS       WAC   AVG PRIN BAL  CURRENT LTV
(delete N/A buckets)
451-500                 0.05%      0.00%      0.00%     0.00%     0.00%      0.05%      8.244%    120,650.86    77.41%
501-550                 4.88%      0.00%      0.00%     0.04%     0.56%      5.49%      8.258%    129,857.62    76.00%
551-600                 9.71%      0.38%      0.03%     0.20%     2.94%     13.28%      7.568%    134,390.17    82.81%
601-650                19.20%      1.25%      0.45%     1.69%    13.46%     36.06%      7.110%    163,635.48    84.36%
651-700                11.92%      0.71%      0.37%     3.26%    11.41%     27.67%      6.688%    182,005.47    82.50%
701-750                 5.99%      0.26%      0.18%     2.21%     3.77%     12.41%      6.496%    192,143.08    82.11%
751-800                 2.79%      0.00%      0.00%     0.85%     1.33%      4.97%      6.340%    221,070.23    79.82%
801-850                 0.05%      0.00%      0.00%     0.02%     0.00%      0.07%      6.404%     93,632.36    53.25%
TOTAL                  54.59%      2.61%      1.03%     8.28%    33.48%    100.00%      7.003%    166,189.99    82.65%

LTV & FICO

CURRENT LTV         FICO 451-500 501-550    551-600    601-650  651-700    701-750     751-800       801-850   TOTAL
(delete N/A buckets)
10.01-20                   0.00%   0.01%      0.00%     0.01%     0.01%      0.00%       0.00%         0.00%     0.03%
20.01-30                   0.00%   0.01%      0.02%     0.00%     0.00%      0.00%       0.08%         0.03%     0.14%
30.01-40                   0.00%   0.03%      0.13%     0.20%     0.07%      0.02%       0.07%         0.00%     0.52%
40.01-50                   0.00%   0.08%      0.17%     0.26%     0.30%      0.08%       0.00%         0.00%     0.88%
50.01-60                   0.00%   0.28%      0.40%     0.43%     0.29%      0.25%       0.28%         0.02%     1.95%
60.01-70                   0.00%   1.30%      0.80%     1.34%     1.65%      0.89%       0.18%         0.00%     6.17%
70.01-80                   0.05%   1.92%      3.87%     17.17%   15.41%      6.68%       2.94%         0.02%    48.07%
80.01-90                   0.00%   1.79%      5.73%     7.82%     5.14%      2.33%       0.83%         0.00%    23.65%
90.01-100                  0.00%   0.07%      2.15%     8.82%     4.81%      2.15%       0.60%         0.00%    18.59%
TOTAL                      0.05%   5.49%     13.28%    36.06%    27.67%     12.41%       4.97%         0.07%   100.00%

CURRENT LTV              AVG PRIN BAL    WAC    GROSS MARGIN   LIMITED DOC  STATED DOC
(delete N/A buckets)
10.01-20                 55,912.42        9.796             -        0.00%      0.00%
20.01-30                117,624.08        6.071         6.750        0.00%     69.07%
30.01-40                126,809.20        6.734         6.940        0.00%     17.74%
40.01-50                136,952.07        6.516         6.716        0.00%     25.48%
50.01-60                151,023.35        6.843         7.622        3.49%     17.49%
60.01-70                175,048.23        6.751         6.901        3.72%     11.21%
70.01-80                190,569.64        6.681         6.428        0.72%      9.15%
80.01-90                170,933.56        7.107         6.840        1.64%      8.41%
90.01-100               123,386.74        7.833         6.342        0.00%      2.44%
TOTAL                   166,189.99      7.00253         6.535        1.03%      8.28%

PRIN BALANCE & FICO

PRIN BALANCE        FICO 451-500 501-550    551-600    601-650  651-700    701-750     751-800       801-850   TOTAL
(delete N/A buckets)
1 TO 50,000                0.00%   0.10%      0.39%     0.95%     0.56%      0.17%       0.04%         0.00%     2.21%
50,001 TO 100,000          0.00%   1.13%      2.51%     3.12%     1.99%      0.87%       0.27%         0.02%     9.91%
100,001 TO 150,000         0.05%   1.70%      3.13%     6.50%     3.56%      1.59%       0.38%         0.05%    16.95%
150,001 TO 200,000         0.00%   0.97%      2.56%     5.78%     4.02%      1.63%       0.63%         0.00%    15.59%
200,001 TO 250,000         0.00%   0.79%      2.22%     5.27%     4.22%      1.50%       0.72%         0.00%    14.71%
250,001 TO 300,000         0.00%   0.48%      0.98%     4.40%     3.64%      1.88%       0.54%         0.00%    11.92%
300,001 TO 350,000         0.00%   0.33%      0.70%     3.46%     3.14%      1.77%       0.70%         0.00%    10.10%
350,001 TO 400,000         0.00%   0.00%      0.37%     3.28%     3.17%      1.41%       0.66%         0.00%     8.89%
400,001 TO 450,000         0.00%   0.00%      0.00%     0.82%     1.50%      0.59%       0.25%         0.00%     3.16%
450,001 TO 500,000         0.00%   0.00%      0.09%     2.15%     1.23%      0.86%       0.48%         0.00%     4.81%
500,001 TO 550,000         0.00%   0.00%      0.10%     0.20%     0.21%      0.00%       0.20%         0.00%     0.71%
550,001 TO 600,000         0.00%   0.00%      0.23%     0.11%     0.45%      0.00%       0.11%         0.00%     0.90%
650,001 TO 700,000         0.00%   0.00%      0.00%     0.00%     0.00%      0.13%       0.00%         0.00%     0.13%
TOTAL                      0.05%   5.49%     13.28%    36.06%    27.67%     12.41%       4.97%         0.07%   100.00%

PRIN BALANCE             CURRENT LTV     WAC    GROSS MARGIN   LIMITED DOC  STATED DOC
(delete N/A buckets)
1 TO 50,000                   88.58%    10.085        7.534        0.39%        0.66%
50,001 TO 100,000             82.95%     8.032        7.188        0.15%        3.35%
100,001 TO 150,000            83.11%     7.295        6.784        0.00%        2.89%
150,001 TO 200,000            83.33%     7.010        6.638        0.21%        5.45%
200,001 TO 250,000            83.46%     6.832        6.471        1.24%        6.46%
250,001 TO 300,000            81.94%     6.640        6.285        0.45%       10.74%
300,001 TO 350,000            83.12%     6.598        6.217        0.67%       16.36%
350,001 TO 400,000            81.01%     6.312        6.067        2.40%       10.81%
400,001 TO 450,000            78.44%     6.316        6.258        7.73%       18.73%
450,001 TO 500,000            80.30%     6.594        6.249        0.00%       22.00%
500,001 TO 550,000            79.58%     6.077        5.586       14.53%       14.39%
550,001 TO 600,000            79.93%     6.898        6.959       12.36%        0.00%
650,001 TO 700,000            89.85%     5.890        6.840        0.00%        0.00%
TOTAL                         82.65%   7.00253        6.535        1.03%        8.28%

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERR  FICO 451-500 501-550    551-600    601-650  651-700    701-750     751-800       801-850   TOTAL
(whatever increments)
0                               0.00%   1.12%     3.73%      5.14%     3.43%     1.98%       0.40%         0.00%     15.80%
6                               0.00%   0.01%     0.13%      0.21%     0.11%     0.00%       0.02%         0.00%      0.49%
12                              0.00%   0.06%     0.26%      1.67%     1.15%     0.95%       0.23%         0.00%      4.32%
24                              0.00%   0.80%     4.08%     12.79%     9.03%     3.42%       1.89%         0.00%     32.02%
30                              0.00%   0.00%     0.10%      0.14%     0.08%     0.07%       0.09%         0.00%      0.46%
36                              0.05%   3.50%     4.98%     15.98%    13.80%     5.92%       2.35%         0.07%     46.64%
60                              0.00%   0.00%     0.00%      0.13%     0.07%     0.07%       0.00%         0.00%      0.27%
TOTAL                           0.05%   5.49%    13.28%     36.06%    27.67%    12.41%       4.97%         0.07%     100.00%

                                                                                                STATED
PREPAYMENT PENALTY TERR   CURRENT LTV       WAC   GROSS MARGIN    AVG PRIN BAL   LIMITED DOC     DOC
(whatever increments)
0                              83.24%      7.509      6.69007      138,945.80       0.00%        9.41%
6                              95.13%      7.720       5.9402      118,658.67       0.00%        0.00%
12                             80.81%      6.822      6.66554      232,212.08       1.73%       12.97%
24                             86.35%      6.781      6.36261      189,383.85       1.21%        8.14%
30                             85.48%      6.651      5.91937      215,723.87       0.00%       42.47%
36                             79.96%      7.000      6.65879      159,551.61       1.22%        7.36%
60                             75.00%      6.273            0      153,778.03       0.00%        0.00%
TOTAL                          82.65%    7.00253      6.53485      166,189.99       1.03%        8.28%

MORTG RATES & FICO

MORTG RATES         FICO 451-500 501-550    551-600    601-650  651-700    701-750     751-800       801-850   TOTAL
(50 bps increment)
4.001-4.5%                 0.00%   0.00%      0.00%     0.00%     0.00%      0.10%       0.05%         0.00%     0.15%
4.501-5.0%                 0.00%   0.00%      0.00%     0.07%     0.27%      0.02%       0.05%         0.00%     0.41%
5.001-5.5%                 0.00%   0.00%      0.03%     1.09%     1.30%      1.09%       0.49%         0.00%     4.00%
5.501-6.0%                 0.00%   0.00%      0.38%     3.30%     6.83%      3.47%       1.36%         0.05%    15.39%
6.001-6.5%                 0.00%   0.14%      0.69%     6.87%     5.73%      2.72%       1.43%         0.00%    17.58%
6.501-7.0%                 0.00%   0.27%      2.64%    10.56%     7.06%      2.83%       1.03%         0.00%    24.38%
7.001-7.5%                 0.02%   0.98%      3.42%     6.23%     2.65%      1.08%       0.19%         0.00%    14.57%
7.501-8.0%                 0.00%   1.04%      3.08%     3.84%     2.30%      0.56%       0.29%         0.02%    11.12%
8.001-8.5%                 0.00%   1.08%      1.52%     1.72%     0.43%      0.19%       0.02%         0.00%     4.95%
8.501-9.0%                 0.02%   1.11%      0.84%     0.91%     0.37%      0.04%       0.02%         0.00%     3.32%
9.001-9.5%                 0.00%   0.43%      0.38%     0.17%     0.07%      0.03%       0.00%         0.00%     1.08%
9.501-10.0%                0.00%   0.26%      0.20%     0.06%     0.08%      0.04%       0.02%         0.00%     0.66%
10.001-10.5%               0.00%   0.07%      0.06%     0.09%     0.01%      0.09%       0.02%         0.00%     0.34%
10.501-11.0%               0.00%   0.09%      0.02%     0.06%     0.10%      0.06%       0.01%         0.00%     0.35%
11.001-11.5%               0.00%   0.00%      0.00%     0.06%     0.03%      0.01%       0.00%         0.00%     0.09%
11.501-12.0%               0.00%   0.02%      0.00%     0.30%     0.21%      0.02%       0.00%         0.00%     0.55%
12.001-12.5%               0.00%   0.00%      0.00%     0.42%     0.02%      0.00%       0.01%         0.00%     0.45%
12.501-13.0%               0.00%   0.00%      0.01%     0.06%     0.10%      0.03%       0.00%         0.00%     0.21%
13.001-13.5%               0.00%   0.00%      0.00%     0.08%     0.09%      0.02%       0.00%         0.00%     0.19%
13.501-14.0%               0.00%   0.00%      0.00%     0.09%     0.02%      0.00%       0.01%         0.00%     0.13%
14.001-14.5%               0.00%   0.00%      0.00%     0.07%     0.02%      0.00%       0.00%         0.00%     0.09%
14.501-15.0%               0.00%   0.00%      0.00%     0.01%     0.00%      0.00%       0.00%         0.00%     0.01%
TOTAL                      0.05%   5.49%     13.28%    36.06%    27.67%     12.41%       4.97%         0.07%   100.00%

                                                                                                STATED
MORTG RATES               CURRENT LTV       WAC   GROSS MARGIN    AVG PRIN BAL   LIMITED DOC     DOC
(50 bps increment)
4.001-4.5%                     78.34%      4.500        5.4500      373,975.00       0.00%       0.00%
4.501-5.0%                     81.77%      4.865        5.2724      211,752.67       0.00%       0.00%
5.001-5.5%                     77.55%      5.386        5.4144      255,640.82       1.35%       6.36%
5.501-6.0%                     77.78%      5.830        5.7329      240,499.83       3.68%       8.01%
6.001-6.5%                     80.73%      6.328        6.0690      208,888.45       0.27%       8.15%
6.501-7.0%                     83.51%      6.826        6.4374      194,661.99       1.21%       9.97%
7.001-7.5%                     84.40%      7.320        6.7225      166,950.62       0.00%      11.21%
7.501-8.0%                     85.29%      7.792        6.9985      144,271.41       0.48%       8.46%
8.001-8.5%                     84.76%      8.309        7.7306      131,166.28       0.30%       5.56%
8.501-9.0%                     85.50%      8.801        8.4492       95,795.80       0.00%       0.00%
9.001-9.5%                     82.27%      9.272        8.6370       83,317.97       0.00%       2.74%
9.501-10.0%                    85.89%      9.785        9.3096       76,074.83       0.00%       3.68%
10.001-10.5%                   87.31%      10.272      10.0268       75,054.59       0.00%       3.74%
10.501-11.0%                   95.00%      10.802      10.4966       48,869.30       0.00%       0.00%
11.001-11.5%                   87.89%      11.319           -        30,964.08       0.00%       0.00%
11.501-12.0%                   98.35%      11.834      10.8500       52,862.45       0.00%       3.37%
12.001-12.5%                   99.17%      12.255           -        42,286.48       0.00%       0.00%
12.501-13.0%                   99.00%      12.852           -        45,950.40       0.00%       0.00%
13.001-13.5%                   99.35%      13.281           -        43,253.51       0.00%       0.00%
13.501-14.0%                   99.31%      13.855           -        27,997.31       0.00%       0.00%
14.001-14.5%                   97.56%      14.231           -        31,535.72       0.00%       0.00%
14.501-15.0%                   99.99%      14.750           -        26,983.15       0.00%       0.00%
TOTAL                          82.65%     7.00253       6.5349      166,189.99       1.03%       8.28%

MORTG RATES & LTV


MORTG RATES         LTV 0-10     11-20    21-30    31-40    41-50       51-60     61-70    71-80        81-90      91-100     TOTAL
(50 bps increment)
4.001-4.5%            0.00%      0.00%     0.00%   0.00%    0.00%       0.00%     0.00%     0.15%       0.00%      0.00%       0.15%
4.501-5.0%            0.00%      0.00%     0.00%   0.00%    0.00%       0.00%     0.00%     0.32%       0.10%      0.00%       0.41%
5.001-5.5%            0.00%      0.00%     0.08%   0.03%    0.09%       0.12%     0.31%     2.47%       0.79%      0.11%       4.00%
5.501-6.0%            0.00%      0.00%     0.03%   0.13%    0.38%       0.51%     1.91%     8.41%       3.15%      0.87%      15.39%
6.001-6.5%            0.00%      0.00%     0.00%   0.21%    0.06%       0.30%     0.81%    11.33%       3.11%      1.75%      17.58%
6.501-7.0%            0.00%      0.00%     0.00%   0.02%    0.11%       0.31%     1.01%    12.80%       5.49%      4.64%      24.38%
7.001-7.5%            0.00%      0.00%     0.01%   0.01%    0.13%       0.17%     0.86%     5.81%       4.20%      3.37%      14.57%
7.501-8.0%            0.00%      0.00%     0.00%   0.02%    0.01%       0.34%     0.58%     4.02%       2.97%      3.19%      11.12%
8.001-8.5%            0.00%      0.00%     0.01%   0.01%    0.04%       0.11%     0.33%     1.57%       1.67%      1.22%       4.95%
8.501-9.0%            0.00%      0.01%     0.00%   0.05%    0.03%       0.02%     0.17%     0.79%       1.32%      0.93%       3.32%
9.001-9.5%            0.00%      0.01%     0.01%   0.02%    0.03%       0.01%     0.10%     0.27%       0.41%      0.22%       1.08%
9.501-10.0%           0.00%      0.00%     0.00%   0.01%    0.00%       0.01%     0.06%     0.11%       0.26%      0.21%       0.66%
10.001-10.5%          0.00%      0.00%     0.00%   0.00%    0.00%       0.05%     0.02%     0.01%       0.05%      0.21%       0.34%
10.501-11.0%          0.00%      0.00%     0.00%   0.00%    0.00%       0.00%     0.00%     0.01%       0.12%      0.23%       0.35%
11.001-11.5%          0.00%      0.01%     0.00%   0.00%    0.00%       0.00%     0.00%     0.00%       0.00%      0.08%       0.09%
11.501-12.0%          0.00%      0.00%     0.00%   0.00%    0.00%       0.00%     0.02%     0.01%       0.00%      0.52%       0.55%
12.001-12.5%          0.00%      0.00%     0.00%   0.00%    0.00%       0.00%     0.00%     0.00%       0.02%      0.42%       0.45%
12.501-13.0%          0.00%      0.00%     0.00%   0.00%    0.00%       0.00%     0.00%     0.00%       0.00%      0.21%       0.21%
13.001-13.5%          0.00%      0.00%     0.00%   0.00%    0.00%       0.00%     0.00%     0.00%       0.00%      0.19%       0.19%
13.501-14.0%          0.00%      0.00%     0.00%   0.00%    0.00%       0.00%     0.00%     0.00%       0.00%      0.13%       0.13%
14.001-14.5%          0.00%      0.00%     0.00%   0.00%    0.00%       0.00%     0.00%     0.00%       0.00%      0.09%       0.09%
14.501-15.0%          0.00%      0.00%     0.00%   0.00%    0.00%       0.00%     0.00%     0.00%       0.00%      0.01%       0.01%
TOTAL                 0.00%      0.03%     0.14%   0.52%    0.88%       1.95%     6.17%    48.07%      23.65%     18.59%     100.00%


                                                                    LIMITED    STATED
MORTG RATES            AVG FICO   GROSS MARGIN    AVG PRIN BAL        DOC        DOC

(50 bps increment)
4.001-4.5%              759.91           5.450      373,975.00       0.00%      0.00%
4.501-5.0%              681.75           5.272      211,752.67       0.00%      0.00%
5.001-5.5%              685.99           5.414      255,640.82       1.35%      6.36%
5.501-6.0%              682.66           5.733      240,499.83       3.68%      8.01%
6.001-6.5%              667.15           6.069      208,888.45       0.27%      8.15%
6.501-7.0%              650.87           6.437      194,661.99       1.21%      9.97%
7.001-7.5%              625.08           6.723      166,950.62       0.00%      11.21%
7.501-8.0%              622.01           6.999      144,271.41       0.48%      8.46%
8.001-8.5%              595.64           7.731      131,166.28       0.30%      5.56%
8.501-9.0%              585.09           8.449       95,795.80       0.00%      0.00%
9.001-9.5%              576.68           8.637       83,317.97       0.00%      2.74%
9.501-10.0%             584.30           9.310       76,074.83       0.00%      3.68%
10.001-10.5%            634.18          10.027       75,054.59       0.00%      3.74%
10.501-11.0%            634.07          10.497       48,869.30       0.00%      0.00%
11.001-11.5%            649.99               -       30,964.08       0.00%      0.00%
11.501-12.0%            645.15          10.850       52,862.45       0.00%      3.37%
12.001-12.5%            630.32               -       42,286.48       0.00%      0.00%
12.501-13.0%            660.56               -       45,950.40       0.00%      0.00%
13.001-13.5%            667.69               -       43,253.51       0.00%      0.00%
13.501-14.0%            649.67               -       27,997.31       0.00%      0.00%
14.001-14.5%            641.06               -       31,535.72       0.00%      0.00%
14.501-15.0%            631.00               -       26,983.15       0.00%      0.00%
TOTAL                   647.00           6.535      166,189.99       1.03%      8.28%